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                        FIRST PROMISSORY NOTE EXTENSION

                                                             Englewood, Colorado
                                                                  March 26, 1997

     THIS FIRST PROMISSORY NOTE EXTENSION is made effective the 26th day of March, 1997 by and between PROFLIGHT MEDICAL RESPONSE, INC., a Colorado corporation formerly known as PROFLIGHT, INC. ('Proflight'), whose address is 12420 East Control Tower Road, Englewood, Colorado 80112 and Lear Three, L.L.C. (which is hereinafter referred to, together with each subsequent holder of this note, as 'Holder') whose address is 7427 South Richfield Street, Foxfield, Colorado 80016.

                                   RECITALS:

1. Proflight Medical Response, Inc. is the successor of Proflight, Inc. and all prior Agreements entered into by Lear Three, L.L.C. and Proflight, Inc. are enforceable by and against Proflight Medical Response, Inc.

2. For value received, Proflight executed a Promissory Note in the Principal sum of Two Hundred Twenty Thousand Dollars ($220,000.00) payable to Lear Three, L.L.C., or Holder, on March 17, 1995 (hereafter, the 'First Promissory Note') calling for monthly payments of interest only at eleven percent per annum, with a first payment of Principal in the amount of Twenty Two Thousand Dollars ($22,000.00) plus accrued interest due and payable on March 17, 1996; a second payment of Principal in the amount of Forty Four Thousand Dollars ($44,000.00) plus accrued interest due and payable on March 17, 1997; and a final payment of Principal in the amount of One Hundred Fifty Four Thousand Dollars ($154,000.00) plus accrued interest due and payable on March 17, 1998. (The First Promissory Note is attached as Exhibit 1).

3. The remaining Principal Balance on the First Promissory Note is One Hundred Ninety-Eight Thousand Dollars ($198,000.00).

4. The Parties wish to modify the terms of the Promissory Note as hereinafter set forth.

     NOW THEREFORE, in consideration of their mutual promises, the sufficiency of which is hereby acknowledged, the parties agree as follows:

          1. The due date for final payment of the entire principal balance of One Hundred Ninety Eight Thousand Dollars ($198,000.00) and accrued interest shall be extended to September 30, 1998.








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          2. Monthly payments of interest only at the rate of eleven percent
             (11%) per annum shall continue to be due and payable on the seventeenth (17th) day of each month, with the next payment due on March 17, 1997.

          3. All other terms and conditions of the First Promissory Note shall remain the same as stated therein.

          4. As inducement for the extension of the due date of the aforesaid Promissory Note, Proflight agrees to deliver to Lear Three, L.L.C. an option to purchase Twelve Thousand Five Hundred (12,500) Shares of Proflight common stock at the Initial Public Offering price, if and when Proflight makes an Initial Public Offering. The Stock Option Agreement even dated herewith sets forth with particularity the terms and conditions thereof.

          5. By his signature hereon, the authorized representative of Proflight, Inc. hereby acknowledges and reaffirms the Aircraft Security Agreement, Security Agreement and Financing Statement executed by Proflight as security for the First Promissory Note. (The Aircraft Security Agreement, Security Agreement and Financing Statement executed by Proflight as security for the First Promissory Note are attached hereto as Exhibits 2.3 and 4 respectively.)

EXECUTED this 26th day of March, 1997.


                                      Maker:


                                      PROFLIGHT MEDICAL RESPONSE, INC.,
                                      a Colorado corporation, formerly known as PROFLIGHT, INC.


                                           KEVIN L. BURKHARDT      President
                                      By:  .................................
                                                               Title


                                      Holder:


                                      LEAR THREE, L.L.C., a Colorado Limited
                                      Liability Company


                                           [SIGNATURE ILLEGIBLE]     Manager
                                      By:  .................................
                                                               Title



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